UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2012

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.
1-5324	NORTHEAST UTILITIES (a Massachusetts voluntary association) One Federal Street, Building 111-4 Springfield, Massachusetts 01105 Telephone number: (413) 785-5871	04-2147929

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (860) 665-5000	06-0303850

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events

Item 8.01.	Other Events.

On March 26, 2012, the Connecticut Public Utility Regulatory Authority (“PURA”) issued a Draft Decision (the “Draft Decision”) in Docket No. 12-01-07, the proceeding to consider the joint application for approval of the merger transaction involving Northeast Utilities (“NU”) and NSTAR. The application was originally filed by NU and NSTAR on January 19, 2012. The Connecticut Light and Power Company (“CL&P”) is a wholly-owned subsidiary of Northeast Utilities.

In the Draft Decision, PURA approved the merger by stock exchange of NU and NSTAR subject to orders requiring NU to submit to PURA letters, notices and worksheets detailed in the Draft Decision. PURA concluded that NU and NSTAR demonstrated that the merger is in the public interest, finding that NU will have the financial, technological, and managerial suitability and responsibility to provide service; possess the ability to provide safe, adequate and reliable service to the public through the public service company’s plant, equipment and manner of operations; and maintain adequate and local accessibility to management and operations.

In the Draft Decision, PURA also approved the settlement agreement, dated March 13, 2012 (the “CT Settlement”), entered into by and among Northeast Utilities, NSTAR, the Attorney General of the State of Connecticut and the State of Connecticut, Office of Consumer Counsel. PURA found that the CT Settlement is advantageous to customers based on a rate credit of $25 million to CL&P customers and a CL&P rate freeze until December 1, 2014. In addition, PURA noted that the CT Settlement provides for:

•	$15 million to fund an energy efficiency program;

•	Development of a micro grid infrastructure;

•	The same levels and types of charitable cash donations and civic commitments;

•	A lineman apprenticeship program;

•	Improved storm response;

•	Establishment of an irrevocable land trust; and

•	$300 million spending in additional system resiliency.

Based on the monetary and non-monetary specifics of the CT Settlement, PURA found that the CT Settlement is in the public interest.

A copy of the Draft Decision is available at the following link:

http://www.dpuc.state.ct.us/dockcurr.nsf/8e6fc37a54110e3e852576190052b64d/a615043be9fb82ee852579cd0066509e/$FILE/df120107.doc

NU and NSTAR are awaiting approvals from PURA and the Massachusetts Department of Public Utilities (“DPU”). PURA is scheduled to issue a final decision on April 2, 2012. On February 15, 2012, NU and NSTAR reached comprehensive merger-related settlement agreements with both the Massachusetts Attorney General and the Massachusetts Department of Energy

Resources agreeing to certain conditions with respect to the merger, which are subject to DPU approval and have been requested by the parties to be approved on April 4, 2012. If both PURA and the DPU issue acceptable decisions by such dates, NU expects the merger will be consummated by April 16, 2012.

For further information regarding the pending NU-NSTAR merger, please refer to the Registration Statement on Form S-4 (Registration No. 333-170754) filed by NU with the Securities and Exchange Commission in connection with the merger; NU’s Annual Report on Form 10-K for the year ended December 31, 2011, and its Current Reports on Form 8-K filed on January 5, 2012, January 19, 2012, February 15, 2012, February 21, 2012 and March 13, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES
THE CONNECTICUT LIGHT AND POWER COMPANY
(Registrants)
March 27, 2012
	By:	/S/ DAVID R. MCHALE
David R. McHale
Executive Vice President and
Chief Financial Officer

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